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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

    We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated June 20, 1996 appearing on Appendix III of Chyron Corporation's Form 8-K/A dated June 17, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Bronsens
________________________
Bronsens
Chartered Accountants
Registered Auditors

                                                       December 21, 1996

                                                       26 Beaumont Street
                                                       Oxford
                                                       OX1 2NP
                                                       England